EXHIBIT 10.9

HAZARDOUS MATERIALS INDEMNITY AGREEMENT

THIS HAZARDOUS MATERIALS INDEMNITY AGREEMENT (Unsecured) (“Indemnity”) is given January 26, 2012 by SIR WINDSOR ON THE RIVER, LLC, a Delaware limited liability company (“Borrower”) and STEADFAST INCOME REIT, INC., a Maryland corporation (the “Guarantor” and together with Borrower, “Indemnitors”) to PNC BANK, NATIONAL ASSOCIATION (“Lender”), on the basis of the following facts and understandings:

A.	Pursuant to the terms of a Reimbursement and Credit Agreement (“Reimbursement Agreement”) between Borrower and Lender, of even date herewith, Lender has agreed to issue a letter of credit to The Bank of New York Trust Company, N.A., as trustee under the Indenture (as defined in the Reimbursement Agreement), on behalf of Borrower in the principal sum of $23,789,727.00 (Twenty-Three Million Seven Hundred Eighty Nine Thousand Seven Hundred Twenty Seven and 00/100 Dollars) (the “Letter of Credit”) for the purposes specified in the Reimbursement Agreement. The Reimbursement Agreement provides that amounts owing to Lender under the Reimbursement Agreement or otherwise shall be secured by, among other things, a mortgage (the “Mortgage”), executed by Borrower, as Mortgagor, to Lender, as Mortgagee. The Mortgage encumbers the real property and any and all improvements thereon described on Exhibit A attached hereto and incorporated herein by this reference (“Property”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Reimbursement Agreement.

B.	Each Indemnitor has a direct financial interest in the Property and will benefit from Lender issuing the Letter of Credit on behalf of Borrower.

C.	Lender is willing to issue the Letter of Credit only on the condition, among others, that Indemnitors defend, indemnify and hold harmless Lender from and against any and all claims, loss, damage, cost, expense or liability arising out of the presence of Hazardous Materials (as defined below) on the Property, subject to the provisions of this Indemnity.

D.	Since the presence of Hazardous Materials on the Property may reduce the value of the Property to an extent that is unforeseeable and indeterminable and may, in fact, cause the value of the Property to be substantially less than the claims against Lender or the liabilities associated with ownership of such Property, Lender also is willing to issue the Letter of Credit only on the condition that this Indemnity be and remain an unsecured personal obligation of Indemnitors.

NOW, THEREFORE, in consideration of Lender contemporaneously herewith issuing the Letter of Credit as requested by Borrower, and for other good, valuable and adequate consideration, receipt of which is hereby acknowledged, Indemnitors agree as follows:

1.	INDEMNITY. EACH INDEMNITOR HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, ANY AFFILIATE (AS DEFINED IN THE REIMBURSEMENT AGREEMENT) OF LENDER, AND EACH OF THEIR

RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (INCLUDING, WITHOUT LIMITATION, ANY PARTICIPANTS IN THE CREDIT EXTENDED TO BORROWER) FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, TRANSPORTATION OR PRESENCE OF ANY HAZARDOUS MATERIALS, WHICH ARE FOUND IN, ON, UNDER OR ABOUT THE PROPERTY; OR (B) THE BREACH OF ANY COVENANTS (OR REPRESENTATION AND WARRANTY) OF ANY INDEMNITOR UNDER THIS INDEMNITY. SUCH INDEMNITY SHALL INCLUDE, WITHOUT LIMITATION: (i) THE COSTS, WHETHER FORESEEABLE OR UNFORESEEABLE, OF ANY REPAIR, CLEANUP OR DETOXIFICATION OF THE PROPERTY WHICH IS REQUIRED BY ANY GOVERNMENTAL AUTHORITY (AS DEFINED IN THE REIMBURSEMENT AGREEMENT) OR IS OTHERWISE NECESSARY TO RENDER THE PROPERTY IN COMPLIANCE WITH ALL LAWS AND REGULATIONS PERTAINING TO HAZARDOUS MATERIALS; (ii) ALL OTHER DIRECT OR INDIRECT CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY THIRD PARTY TORT CLAIMS OR GOVERNMENTAL CLAIMS, FINES OR PENALTIES AGAINST LENDER, ANY AFFILIATE OF LENDER, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS OR ASSIGNS); AND (iii) ALL COURT COSTS AND REASONABLE ATTORNEYS’ FEES AND EXPENSES PAID OR INCURRED BY LENDER, ANY AFFILIATE OF LENDER, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS OR ASSIGNS. NOTWITHSTANDING THE FOREGOING, THE INDEMNIFICATION OBLIGATIONS SET FORTH HEREIN SHALL NOT APPLY WITH RESPECT TO THE PRESENCE OF ANY HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY AS THE SOLE RESULT OF ANY ACT OR OMISSION BY LENDER, ANY AFFILIATE OF LENDER, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS OR ASSIGNS.

2.	HAZARDOUS MATERIALS,

2.1	Representations and Warranties. Each Indemnitor hereby specially represents and warrants to such Indemnitor’s actual knowledge as of the date of this Indemnity, as follows:

(a)

Hazardous Materials. Except as previously disclosed to Lender in (i) that certain Phase I Environmental Site Assessment, ASTM 1527-00, with respect to the Property dated December 22, 2011 and prepared by EMG, Inc., and (ii) that certain report dated January 18, 2012 regarding Radon Resampling at: Windsor on the River prepared by EMG Inc. for EMG Project Number 99862.11R-003.173, the Property is not and has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “wastes,” “regulated substances,” “industrial solid wastes,” or “pollutants” under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the “Hazardous Materials”). “Hazardous Materials” shall not include commercially reasonable amounts of such materials used in the ordinary course of operation of the Property which are used and stored in accordance with all applicable environmental laws, ordinances and regulations.

(b)	Hazardous Materials Laws. The Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials (“Hazardous Materials Laws”), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.

(c)	Hazardous Materials Claims. There are no claims or actions (“Hazardous Materials Claims”) pending or threatened against any Indemnitor or the Property by any Governmental Authority or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

2.2	Hazardous Materials Covenants. Each Indemnitor agrees as follows:

(a)	No Hazardous Activities. Such Indemnitor shall not cause or permit the Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.

(b)	Compliance. Such Indemnitor shall comply and cause the Property to comply with all Hazardous Materials Laws.

(c)	Notices. Such Indemnitor shall immediately notify Lender in writing of: (1) the Indemnitor’s discovery of any Hazardous Materials on, under or about the Property in violation of Hazardous Materials Laws; (2) any knowledge by such Indemnitor that the Property does not comply with any Hazardous Materials Laws; and (3) any Hazardous Materials Claims.

(d)	Remedial Action. In response to the presence of any Hazardous Materials on, under or about the Property, Indemnitors shall immediately take, at Indemnitors’ sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

3.	TERM. The term of the Indemnity provided for herein will commence on the date hereof and continue until such time as no legal action can be successfully brought against Lender due to applicable statutes of limitation. WITHOUT IN ANY WAY LIMITING THE ABOVE, IT IS EXPRESSLY UNDERSTOOD THAT INDEMNITOR’S DUTY TO INDEMNIFY LENDER SHALL SURVIVE: (a) ANY JUDICIAL OR NON-JUDICIAL FORECLOSURE UNDER THE MORTGAGE, OR TRANSFER OF THE PROPERTY IN LIEU THEREOF; (b) THE RELEASE AND RECONVEYANCE OR CANCELLATION OF THE MORTGAGE; AND (c) THE SATISFACTION OF ALL OF BORROWER’S OBLIGATIONS UNDER THE CREDIT DOCUMENTS (AS DEFINED IN THE REIMBURSEMENT AGREEMENT).

4.	INDEPENDENT AND UNSECURED OBLIGATIONS. Each Indemnitor acknowledges that, notwithstanding any other provision of this Indemnity or any of the Credit Documents to the contrary (including, without limitation, any non-recourse provision under the Credit Documents) the obligations of Indemnitors under this Indemnity are unlimited obligations of Indemnitors.

5.	SETTLEMENTS; CLAIMS; JUDGMENTS. Indemnitors shall not, without the prior written consent of Lender: (a) settle or compromise any action, suit, proceeding, or claim in which Lender is named as a party or consent to the entry of any judgment in such a matter that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, or proceeding; or (b) settle or compromise any action, suit, proceeding, or claim in which Lender is named as a party in any manner that may materially and adversely affect Lender as determined by Lender in its sole discretion.

6.	INTEREST. Indemnitors shall pay Lender, on demand, interest, at the Default Rate (as defined in the Reimbursement Agreement) on any costs or expenses incurred by Lender in the enforcement of this Indemnity or on any sums Lender is obligated to pay in respect to the matters with respect to which this Indemnity is given, accruing from and after the date of Lender’s demand.

7.	RIGHTS NOT EXCLUSIVE. The rights of Lender under this Indemnity shall be in addition to any other rights and remedies of Lender against any Indemnitor under any other document or instrument now or hereafter executed by such Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as heretofore or hereafter amended from time to time).

8.	RIGHTS OF LENDER. Each Indemnitor authorizes Lender, without giving notice to any Indemnitor or obtaining any Indemnitor’s consent and without affecting the liability of Indemnitors, from time to time to: (a) renew or extend all or any portion of Borrower’s obligations under the Reimbursement Agreement or any of the other Credit Documents; (b) declare all sums owing to Lender under the Reimbursement Agreement and the other Credit Documents due and payable upon the occurrence of a default under the Credit Documents; (c) make nonmaterial changes in the dates specified for payments of any item payable in periodic installments under the Reimbursement Agreement or any of the other Credit Documents; (d) otherwise modify the terms of any of the Credit Documents; (e) take and hold security for the performance of Borrower’s obligations under the Reimbursement Agreement or the other Credit Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (g) release, substitute or add any one or more guarantors of Borrower’s obligations under the Reimbursement Agreement or the other Credit Documents; (h) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Indemnity; and (i) assign this Indemnity in whole or in part.

9.

INDEMNITOR’S WAIVERS. Each Indemnitor waives: (a) any defense based upon any legal disability to enter into the Reimbursement Agreement or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause; (b) any defense based upon any lack of authority of the officers, directors, partners, joint venturers, members or agents acting or purporting to act on behalf of Borrower or any principal of Borrower, or any defect in the formation of Borrower or any principal of Borrower; (c) any defense based upon the application of the proceeds of the Bonds by Borrower for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Indemnitors; (d) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Indemnitor’s rights of subrogation and reimbursement against the principal; (e) any defense based upon Lender’s failure to disclose to such Indemnitor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to perform its obligations under the Reimbursement Agreement or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b) (2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security Interest under Section 364 of the Federal Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the obligations of the Borrower under the Reimbursement Agreement or the other Credit Documents now or hereafter held by Lender (j) presentment, demand, protest and notice of any kind, (k) any right or claim of right to cause a marshalling of any of Borrower’s assets or the assets of any other party now or hereafter held as security for Borrower’s obligations; and (l) the benefit of any statute of limitations affecting the liability of Indemnitor hereunder or the enforcement hereof. Each Indemnitor agrees that the payment of all sums payable under the Reimbursement Agreement or any of the other Credit Documents or any part thereof or other act which toils any statute of limitations applicable to the Reimbursement Agreement or the other Credit Documents shall similarly operate to toll the statute of limitations applicable to such Indemnitor’s liability hereunder. In addition, each Indemnitor understands that such Indemnitor’s duties, obligations and liabilities under this Indemnity are not limited in any way by any information (whether obtained from Borrower, from an Indemnitor, or from Lender’s own investigations) which Lender may have concerning the Property and the presence of any Hazardous Materials on the Property.

10.	PARTICIPATIONS; DISCLOSURE OF INFORMATION. Each Indemnitor agrees that Lender may elect, at any time, to sell, assign or grant participations in all or any portion of its rights and obligations under the Credit Documents and this Indemnity, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender’s sole discretion. Each Indemnitor further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participants) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Reimbursement Agreement (including, without limitation, such Indemnitor, Borrower, any partner, joint venturer or member of Borrower, any constituent partner, joint venturer or member of Borrower, any guarantor and any non-borrower mortgagor); and/or (c) any lending relationship other than the Letter of Credit which Lender may have with any party connected with the Letter of Credit in the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Credit Documents only as and to the extent they agree among themselves, in connection with any such sale, assignment or participation, such Indemnitor further agrees that this Indemnity shall be sufficient evidence of the obligations of such Indemnitor to each purchaser, assignee, or participant, and upon written request by Lender, such Indemnitor shall consent to such amendments or modifications to the Credit Documents as may be reasonably required in order to evidence any such sale, assignment or participation.

Anything in this Indemnity to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Indemnity including this section, Lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Credit Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release Lender from its obligations thereunder.

11.	ATTORNEYS’ FEES. If any attorney is engaged by Lender to enforce or defend any provision of this Indemnity, or as a consequence of any default under the Indemnity, with or without the filing of any legal action or proceeding, Indemnitors shall immediately pay to Lender, upon receipt of written demand therefor, the amount of all reasonable attorneys’ fees and expenses and all costs incurred by Lender in connection therewith, including all trial and appellate proceedings in any legal action, suit, bankruptcy or other proceeding, together with interest thereon accruing from the date that is ten (10) days after Indemnitor’s receipt of such demand until paid at the Default Rate.

12.	ENFORCEABILITY. Each Indemnitor hereby acknowledges that: (a) the obligations undertaken by such Indemnitor in this Indemnity are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by such Indemnitor of all such defenses, and (d) such Indemnitor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, each Indemnitor does hereby represent and confirm to Lender that such Indemnitor is fully informed regarding, and that such Indemnitor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon such Indemnitor, and (iv) the legal consequences to such Indemnitor of waiving such defenses. Each Indemnitor acknowledges that such Indemnitor makes this Indemnity with the intent that this Indemnity and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

13.	ADDITIONAL OBLIGATIONS; AMENDMENTS. The obligations of Indemnitors hereunder shall be in addition to and shall not limit or in any way affect the obligations of Indemnitors under any other existing or future guaranties or indemnities unless said other guaranties or indemnities are expressly modified or revoked in writing. No modification, waiver, amendment, discharge or change of this Indemnity shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver or amendment, discharge or change is or may be sought.

14.	SUCCESSORS AND ASSIGNS. All terms of this Indemnity shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

15.	GOVERNING LAW. This Indemnity shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, except to the extent preempted by federal laws.

16.	MISCELLANEOUS. Time is of the essence with respect to all provisions hereof. The liability of all persons and entities who are in any manner obligated hereunder to Lender as an Indemnitor shall be joint and several. If any provision of this Indemnity shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Indemnity and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Indemnity.

17.	PERFORMANCE DATE. If the date (“Performance Date”) on which any action is to be taken, any obligation is to be performed, or any notice is to be given under this Indemnity falls on any day other than a business day (i.e., any day which is not a Saturday, Sunday or legal holiday), such Performance Date shall be automatically extended to the next business day.

18.	WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS INDEMNITY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE CREDIT DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS INDEMNITY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, this Indemnity has been executed as of the date first set forth above.

SIR WINDSOR ON THE RIVER, LLC, a Delaware limited liability company

By:	Steadfast Income Advisor, LLC, a
Delaware limited liability company

By:	/s/ Rodney F. Emery
Name: Rodney F. Emery
Title: CEO and President

STEADFAST INCOME REIT, INC.

By:	/s/ Rodney F. Emery
Name: Rodney F. Emery
Title: CEO and President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Sandeep K. Patel
Name: Sandeep K. Patel
Title: Vice President

EXHIBIT A

Real property in the City of Cedar Rapids, County of Linn, State of Iowa, described as follows:

Lot 1 of Windsor-on-the-River First Addition and Lot 2 and Lot 3 of Windsor-on-the-River Second Addition and Lot 4 of Windsor-on-the-River Third Addition and Lot 5 of Windsor-on-the-River Fourth Addition, all in the North one-half of the Northeast Quarter of Section 18, Township 83 North, Range 7 West of the 5th Principal Meridian, Cedar Rapids, Linn County, Iowa.

APN: 14-18-1-01-002-0-0000 and 14-18-1-03-001-0-0000 and 14-18-1-26-001-0-0000 and 14-18-1-26-002-0-0000 and 14-18-1-26-003-0-0000